Exhibit 10.37
AMENDMENT NO. 6 TO RESTATED OPERATING AGREEMENT
               This Amendment No. 6 to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, February 28, 2006 and February 14, 2007 (collectively, “Operating Agreement”), of Heritage-Crystal Clean, LLC, a limited liability company organized pursuant to the Indiana Business Flexibility Act, I.C. §23-18-1, et seq. (“Company”) is effective as of the 28th day of December, 2007 (“Amendment No. 6 Effective Date”) for the purpose of amending the principal office of the Company and reflecting the purchase by The Heritage Group, an Indiana partnership (“THG”), of certain Common Units owned by John Lucks (“Lucks”).
RECITALS:
               In accordance with § 13.01, the Operating Agreement may be amended with unanimous approval of the Board of Directors. Prior to the Amendment No. 6 Effective Date, the Board of Directors, acting by unanimous written consent, agreed to this Amendment No. 6.
               Accordingly, the Operating Agreement of the Company shall be amended as follows:
1.	Amendment of Section 2.05. Section 2.05 is hereby is amended in its entirety to read as follows:
“2.05 Principal Office. The principal office of the Company shall be located at 2175 Point Boulevard, Suite 375, Elgin, Illinois, 60123.”
2.	Amendment of Schedule I. Schedule I of the Operating Agreement is hereby amended in the form attached hereto to reflect the purchase by THG from Lucks as follows:
Common Units purchased by THG from Lucks: 100 Units
and as a result thereof, to reflect the resulting effect on the Sharing Ratios.

3.	Definitions. Any capitalized term not otherwise defined in this Amendment No. 6 to the Operating Agreement shall have the meaning described in the Operating Agreement.
               In all other respects not inconsistent herewith, the Operating Agreement as previously amended remains in full force and effect.

HERITAGE-CRYSTAL CLEAN, LLC
By:	/s/ Joseph Chalhoub
Joseph Chalhoub, President

Heritage-Crystal Clean, L.L.C.
OPERATING AGREEMENT
SCHEDULE I
Effective December 28, 2007
List of Members, Capital Contributions, Units and Sharing Ratios

			Preferred
Preferred Members	Capital Contributions	Units Of Class	Sharing Ratio (%)
The Heritage Group	$5,814,399.00	4,925.00	40.4584%
J. Chalhoub Holdings, Ltd.1/5/7	$2,526,554.59	2,175.00	17.8674%
Gregory Paul Ray Trust 3/5	$232,323.41	200.00	1.6430%
Fred M. Fehsenfeld, Jr. [4]	$1,926,703.00	1,660.00	13.6367%
Maggie Fehsenfeld Trust[4]	$120,419.00	103.75	0.8523%
Frank S. Fehsenfeld Trust[4]	$120,419.00	103.75	0.8523%
D. Brinckman Trust8/10	$1,365,216.00	1,175.00	9.6525%
Ken Price	$142,496.00	207.50	1.7046%
BRS-HCC Investment Co., Inc.	$1,884,303.00	1,623.00	13.3328%

	$14,132,833.00	12,173.00	100.0000%

			Common
Common Units	Capital Contributions	Units Of Class	Sharing Ratio (%)
The Heritage Group[12]	$44,093.40	4,409.38	36.0132%
J. Chalhoub Holdings, Ltd. 1/5/7	$19,031.00	1,903.10	15.5434%
Frank Fehsenfeld	$2,500.00	250.00	2.0418%
Mike DeAngelis2A	$1,500.00	150.00	1.2251%
Gregory Paul Ray Trust — A2B	$2,500.00	250.00	2.0418%
Gregory Paul Ray Trust — B3/5	$1,750.00	175.00	1.4293%
John Lucks2A	$500.00	50.00	0.4084%
Fred M. Fehsenfeld, Jr. [4]	$14,525.00	1,452.50	11.8632%
Maggie Fehsenfeld Trust[4]	$908.00	90.78	0.7414%
Frank S. Fehsenfeld Trust[4]	$908.00	90.78	0.7414%
Glenn Jones2A	$500.00	50.00	0.4084%
Heritage-Crystal Clean Key Employee			3.6753%
Membership Interest Trust[6]	$4,500.00	450.00
D. Brinckman Trust8/9/10	$11,282.00	1,128.20	9.2145%
Ken Price[11]	$1,815.60	181.56	1.4829%
BRS-HCC Investment Co., Inc.	$16,125.00	1,612.50	13.1699%

	$122,438.00	12,243.80	100.0000%

1	Assignee of the subscription rights of Joseph Chalhoub pursuant to an Assignment and Subrogation Agreement executed prior to the issuance of Units

2A	Units acquired from the Company by subscription in connection with employment relationship

2B	Units acquired from Gregory Ray by assignment, following acquisition from the Company by subscription in connection with employment relationship

3	Units acquired from Gregory Ray by assignment, following acquisition from 3571645 Canada Inc. by assignment

4	Units acquired from The Heritage Group by assignment

5	Including Units acquired from The Heritage Group by exercise of option

6	Beneficial interest holders on .file at Company’s office

7	f/k/a/ 3571645 Canada, Inc.

8	Including Units acquired from J. Chalhoub Holdings, Ltd. by assignment

9	Including Units acquired from Lucks by assignment

10	Units acquired from Donald Brinckman by assignment Units

11	acquired from The Heritage Group by assignment

12	Including Units acquired from John Lucks by assignment

               Effective as of December 28, 2007, the undersigned hereby accepts Schedule I to the Restated Operating Agreement dated October 26, 2004, as amended October 26, 2004, December 10, 2004, February 16, 2006, February 28, 2006 and February 14, 2007, and as amended by Amendment No. 6 hereof.
[SIGNATURE BLOCK AND NOTARY FOR EACH UNITHOLDER NOT INCLUDED]